SECURITIES AND EXCHANGE COMMISSION

                         Washington, D. C. 20549



                                 Form 8-K



                              CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                    THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report:  June 1, 1995





                          BLACK HILLS CORPORATION



State of South Dakota       File Number 1-7978       IRS Number 46-0111677





                               625 Ninth Street
                        Rapid City, South Dakota  57709



                 Registrant's telephone number (605) 348-1700

Item 5.     Other Events

            Submission of Matters to a Vote of Security Holders

            (a)  The Annual Meeting of Shareholders was held on May 23,
                 1995.

            (b) The following Directors were elected to serve until the Annual Meeting of Shareholders in 1998.

                           Kirk E. Dean
                           Michael B. Enzi
                           Everett E. Hoyt

                 Other Directors whose term of office continues are:

                           Dale E. Clement
                           John R. Howard
                           Glenn C. Barber
                           Bruce B. Brundage
                           Kay S. Jorgensen
                           Daniel P. Landguth

            (c)  Matters Voted Upon at the Meeting

                 1. Elected three Class III Directors to serve until the Annual Meeting of Shareholders in 1998.

                     Kirk E. Dean
                          Votes For                      12,329,191
                          Votes Withheld                    220,338

                     Michael B. Enzi
                          Votes For                      12,389,723
                          Votes Withheld                    159,806

                     Everett E. Hoyt
                          Votes For                      12,389,379
                          Votes Withheld                    151,150

                 2. Adopted an amendment to the Employee Stock Purchase Plan to allow the issuance of an additional 200,000 shares of Common Stock pursuant to the Plan.
                          Votes For                      11,527,220
                          Votes Against                     728,723
                          Abstain                           283,798
                          Broker Non-Votes                    9,788

                 3. Ratified the appointment of Arthur Andersen LLP to serve as independent auditors of the Company for the year 1995.
                          Votes For                      12,307,262
                          Votes Against                     121,637
                          Abstain                           120,630
                          Broker Non-Votes                      -0-

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BLACK HILLS CORPORATION



                                        By /s/ DALE E. CLEMENT
                                           Dale E. Clement, Senior Vice
                                                President - Finance


Dated:  June 1, 1995